Exhibit 99.1

MedMen Announces Partial Adjournment of Annual and Special Meeting of Shareholders until May 19, 2022

April 26, 2022

LOS ANGELES--(BUSINESS WIRE)--MedMen Enterprises Inc. (“MedMen” or the “Company”) (CSE: MMEN) (OTCQX: MMNFF), a premier American cannabis retailer, today announced the partial adjournment of its 2022 Annual and Special Meeting of Shareholders (“Annual Meeting”), with respect to Proposal 3, set forth in its Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on March 11, 2022 (the “Proxy Statement”) until May 19, 2022 at 9:00 AM (Pacific Time). The Annual Meeting was convened with respect to the other proposals set forth in the Proxy Statement with all such proposals having been approved.

The Annual Meeting will resume as a virtual meeting held via live audio webcast on the Internet on May 19, 2022, at 9:00 a.m. (Pacific Time) at web.lumiagm.com/243159945.

The Company adjourned the Annual Meeting, held on April 20, 2022, with respect to Proposal 3 to give itself additional time to solicit proxies with respect to that proposal. Proposal 3 is to approve an amendment to the MedMen Enterprises Inc. 2018 Stock and Incentive Plan to set the amount reserved for future issuance under the plan to 200,000,000 Class B Subordinate Voting Shares plus all shares underlying outstanding awards as of April 1, 2021, the effective date of the approval by the board of directors. Further information on Proposal 3 may be found in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on March 11, 2022.

Proposal 3 requires the affirmative vote of a majority of the outstanding Class B Subordinate Voting Shares entitled to vote at the Annual Meeting, and, for purposes of applicable Canadian securities laws, a majority of the votes cast on the proposal by the shareholders present in person or represented by proxy and entitled to vote at the Annual Meeting. The Company has determined that a further adjournment is necessary to allow shareholders who have not yet voted additional time to vote. The record date for determining stockholders eligible to vote at the Annual Meeting will remain the close of business on March 4, 2022.

The Company encourages all shareholders of record as of March 4, 2022 who have not yet voted on Proposal 3 to vote to approve Proposal 3 by 9:00 AM, Pacific Time, on May 17, 2022. If you have questions or need assistance voting your shares, please contact:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Toll Free: 800-429-6507

The Annual Meeting was convened on April 20, 2022 with respect to Proposals 1 (setting the number of directors at five), 2 (election of directors), and 4 (ratification of the Company’s public accounting firm), each as set forth in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on March 11, 2022, all of which were approved. The Company will file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission, disclosing the voting results on those proposals.

ABOUT MEDMEN:

MedMen is a premier American cannabis retailer with an operational footprint in California, Nevada, Illinois, Arizona, Massachusetts, and Florida. MedMen offers a robust selection of high-quality products, including MedMen-owned brands MedMen Red and LuxLyte through its premium retail stores, proprietary delivery service, as well as curbside and in-store pickup. MedMen Buds, an industry-first loyalty program, provides exclusive access to promotions, product drops and content. MedMen believes that a world where cannabis is legal and regulated is safer, healthier, and happier. Learn more about MedMen at www.medmen.com.

Additional Information and Where to Find It

The Company has filed a definitive Proxy Statement with the U.S. Securities and Exchange Commission (the “SEC”), which was filed on March 11, 2022. The Company, its directors, its executive officers and certain other individuals set forth in the Proxy Statement, as supplemented, will be deemed participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING PROXY CARD. Investors and shareholders may obtain copies of all documents filed by the Company with the SEC, including the Proxy Statement, free of charge at the SEC’s website, www.sec.gov.

The Company has retained Alliance Advisors LLC to assist in the solicitation of proxies for the Annual Meeting and will pay Alliance Advisors LLC a fee of approximately $25,000, including reimbursement of reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation. It is anticipated that Alliance Advisors LLC will employ approximately 25 persons to solicit shareholders of the Company for the Meeting. The Company has also agreed to indemnify Alliance Advisors LLC against certain losses, costs and expenses.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this press release constitute "forward-looking statements" within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of Canadian securities laws (each referred to as "forward-looking statements"). Forward-looking statements include statements regarding intentions, beliefs, projections, outlook, analyses, or current expectations. Many factors could cause actual results, performance or achievement to be materially different from any forward-looking statements, and other risks and uncertainties not presently known to MedMen, as applicable, or that MedMen, deems immaterial could also cause actual results or events to differ materially from those expressed in the forward-looking statements contained herein. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to be materially different from any future results expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. The forward-looking statements included in this communication are made as of the date of this communication and MedMen does not undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

A variety of factors, including known and unknown risks, many of which are beyond the control of MedMen, could cause actual results to differ materially from the forward-looking statements in this press release and other reports filed with, or furnished to, the SEC and other regulatory agencies by MedMen and made by the directors, officers, other employees, and other persons authorized to speak on behalf of MedMen, anticipated results of MedMen's strategic plans; the adequacy of the Company’s capital resources and liquidity; obtaining and maintaining all required licenses, approvals and permits; favorable production levels and sustainable costs; inputs, suppliers and skilled labor being unavailable or available only at uneconomic costs; adverse future legislative and regulatory developments involving medical and recreational marijuana; consumer interest in the Company’s products; competition; government regulation risks of operating or investing in the marijuana industry in the United States; the outcome of any claims, litigation and proceedings of which the Company is a party; changes in general economic, business and political conditions in which the Company operates, and other risk factors discussed in MedMen’s Annual Report on Form 10-K, and other continuous disclosure filings, all available under either at www.sec.gov or www.sedar.com.

Contacts

MedMen Media Contact:
Lisa Weser
MedMen@Trailblaze.co

MedMen Investor Relations Contact:
Investors@MedMen.com

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